UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

                            Date of report (Date of earliest event reported): February 12, 2008 (February 7, 2008)

Magellan Petroleum Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

                        1-5507                                                  & #160;               06-0842255
                                    Commission File Number)                             (IRS Employer Identification No.)

                        10 Columbus Boulevard, Hartford, CT                                                                      06106
                        (Address of Principal Executive Offices)                                                               (Zip Code)

860-293-2006
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement

On February 7, 2008, Magellan Petroleum Australia Limited (“MPAL”), the wholly-owned Australian subsidiary of Magellan Petroleum Corporation (the “Company”), entered into a Deed of Settlement between MPAL, MPAL’s wholly-owned subsidiaries, Magellan Petroleum (N.T.) PTY LTD and Paroo Petroleum PTY LTD, and the Australian Tax Authority (“ATO”) to settle an ongoing dispute between MPAL and the ATO for an aggregate settlement payment by MPAL to the ATO of (Aus.) $14.6 million (U.S. $13.1 million).

As agreed by the parties, the ATO has issued assessments for the agreed upon amended tax liabilities.  Under the terms of the Deed of Settlement, MPAL agreed not to object to or appeal from the ATO’s amended assessments.  The settlement payment will be made out of MPAL’s available cash on hand, and is scheduled to be paid to the ATO on or before February 14, 2008.  This settlement payment will be recorded in the Company’s financial statements for the second quarter ended December 31, 2007 as a charge against earnings in an amount of approximately $0.31 per share.  The Company has been advised that approximately Aus. $4.3 million (U.S. $3.9 million) of the settlement payment will be deductible by MPAL on its Australian income tax returns for fiscal year 2008 resulting in a $.03 per share tax benefit.

Provided that the settlement payments are made as scheduled on or before February 14, 2008, the Deed of Settlement with the ATO will constitute a complete release and extinguishment of the tax liabilities of MPAL and its subsidiaries with respect to the amended assessments and the prior bad debt deductions.

A copy of the Company’s press release regarding the settlement between MPAL and the ATO is filed herewith as Exhibit 99.1 and is hereby incorporated herein by reference.  A copy of the Deed of Settlement will be filed as an exhibit to the Company’s quarterly report on Form 10-Q for the fiscal quarter ended December 31, 2007.

Item 9.01                      Financial Statements and Exhibits

The following document is filed herewith:

     (c)                       Exhibits

99.1	Company press release regarding the settlement between MPAL and the ATO, dated February 7, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                    MAGELLAN PETROLEUM CORPORATION

                    By:   /s/ Daniel J. Samela
            Name: Daniel J. Samela
            Title: President, Chief Financial
                       Officer and Treasurer

Dated: February 12, 2008

EXHIBIT INDEX

Exhibit No.                                           Description                                                                                     Page No.

99.1	Company press release regarding the settlement between MPAL and the ATO, dated February 7, 2008.	5